Copyright 2022 Baker Hughes Company. All rights reserved. The information contained in this document is company confidential and proprietary property of Baker Hughes and its affiliates. It is to be used only for the benefit of Baker Hughes and may not be distributed, transmitted, reproduced, altered, or used for any purpose without the express written consent of Baker Hughes. Barclays CEO Energy Power Conference Lorenzo Simonelli, Chairman & CEO September 6, 2022

2 Copyright 2022 Baker Hughes Company. All rights reserved. This presentation (and oral statements made regarding the subjects of this release) may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, (each a “forward-looking statement”). The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “project,” “foresee,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. There are many risks and uncertainties that could cause actual results to differ materially from our forward-looking statements. These forward-looking statements are also affected by the risk factors described in the Company’s annual report on Form 10-K for the period ended December 31, 2021 and those set forth from time to time in other filings with the Securities and Exchange Commission (“SEC”). The documents are available through the Company’s website at: www.investors.bakerhughes.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval (“EDGAR”) system at: www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement. The Company presents its financial results in accordance with GAAP; however, management believes that using additional non-GAAP measures will enhance the evaluation of the profitability of the Company and its ongoing operations. See the Appendix of this presentation for a reconciliation of GAAP to non-GAAP financial measures.

3 Copyright 2022 Baker Hughes Company. All rights reserved. KEY MESSAGE Uniquely positioned to capitalize on cyclical commodity tailwinds and structural growth of energy transition Improving margins and investing in leading industrial and energy transition technologies Streamlining our corporate structure to deliver strategic and operational benefits Enhancing returns, generating strong free cash flow, delivering more value to shareholders Sharpening our focus on building a differentiated Energy Technology Company OUR PATH FORWARD

Baker Hughes is positioned to capitalize on the evolving energy landscape 4 Copyright 2022 Baker Hughes Company. All rights reserved. MACRO OUTLOOK SecureAffordable Sustainable The Energy Trilemma • Recent geopolitical events have re-drawn the global energy map, significantly changing the macro-outlook • Governments are re-balancing their priorities between sustainability, security, and affordability • “Net Zero” ambitions remain urgent … energy crisis changing perceptions … influencing a more balanced approach • The need for increased investment in all forms of energy becoming more apparent to all parties KEY MACRO THEMESENERGY NEEDS TO BE: Well positioned to help address the Energy Trilemma … key driver of near-term upstream & LNG spend, and growth in new energy technology investments

OUR JOURNEY 5

Our strategy evolution continues

Successfully executing across all three pillars of our strategy to lead the energy transition

Transform the core

Margin expansion - 210 bps margin expansion '17-'21 despite volume down 6%

Enhanced FCF[4] conversion – from 43% of adj. EBITDA[5] in '18 to 68% in '21

Portfolio rationalization – $1.3B[1] of dispositions



Adj. EBITDA %
+210bps
11.0%
13.1%
2017
2021

Invest for growth

Tuck-in M&A - $2.1B[2] of strategic acquisitions & investments

Disciplined approach - Recycling disposal proceeds in acquisitions and investments

Targeting select technologies - Investing for growth across upstream & industrial sectors

IAM: ARMS Reliability, Augury

OFS: Altus Intervention, AccessESP

Inspection: Qi2 Elements, Quest Integrity

Industrial: BRUSH Power Generation

Position for new frontiers

Clean technology acquisition – Over 10 new technologies acquired

Developing broad portfolio – Deploying capital across CCUS, hydrogen, CPS[3] & geothermal

Early commercial success – $350+M new energy orders over the last 18 months

CCUS: Compact Carbon Capture, Electrochaea, mosaic, ICS, HIF

Hydrogen: Ekona, Nemesys

CPS: NetPower

Geothermal: GreenFire Energy

Re-investing in growth opportunities while returning almost $8B of capital since 2017

Copyright 2022 Baker Hughes Company. All rights reserved.

1. Includes announced divestiture of Nexus Controls
2. Includes announced acquisitions of Altus Intervention, AccessESP, BRUSH Group Power Generation and Quest Integrity
3. CPS – Clean Power Solutions
4. Free Cash Flow is a non-GAAP measure – see appendix and latest financial disclosures for non-GAAP to GAAP reconciliations
5. Adj. EBITDA is a non-GAAP measure – see appendix and latest financial disclosures for non-GAAP to GAAP reconciliations

Baker Hughes

THE NEXT STEP

6

Transforming the company to drive profitability & enhance optionality


Baker Hughes
STREAMLINED HQ
CORPORATE FUNCTIONS
TWO CORE BUSINESSES
Oilfield Services & Equipment (OFSE)
EVP OFSE: Maria Claudia Borras
Industrial & Energy Technology (IET)
EVP IET: Rod Christie
ELIMINATION OF FOUR PRODUCT CO STRUCTURES
OFS
+
OFE
TPS
+
DS
NEW REPORTING SEGMENTS[1]
ORDERS
OFSE 54%
$21.7B
IET 46%
REVENUE
OFSE 59%
$20.5B
IET 41%
Adj EBITDA[2]
OFSE 55%
$2.7B
IET 45%

CHANGING THE WAY WE OPERATE

- ✓ Creating two business segments focused on different growth profiles
- ✓ Reducing Executive Leadership team
- ✓ Removing management layers
- ✓ Simplifying operations to enhance profitability
- ✓ Enhancing organizational vitality

$150M Cost out across HQ, OFSE & IET

~25% Reduction in CEO direct reports

Maximizing returns while positioning for strategic optionality

Baker Hughes

Copyright 2022 Baker Hughes Company. All rights reserved.

1. '21 Data
2. Adj. EBITDA is a non-GAAP measure – see appendix and latest financial disclosures for non-GAAP to GAAP reconciliations. Note % OFSE / IET calculated from segment EBITDA (ex Corporate)

THE NEXT STEP 7

Strategic & operational advantages of new streamlined structure

Enhancing execution… capitalizing on different spending cycles across a shared customer base

Oilfield Services & Equipment (OFSE)

Maximizing value in a maturing industry

- Maturing industry fundamentals
- Leveraged to upstream spending cycles
- Focused on margin expansion
- Technology differentiation and capital light model
- Capital discipline and strong FCF generation

Industrial & Energy Technology (IET)

Maximizing long-term growth potential in an evolving market

- Long-term structural growth outlook
- Leveraged to LNG, industrial & New Energy
- Investing for long-term growth
- High impact solutions to facilitate Energy Transition

A3/A-	~40%	50+%	60-80%
Credit Rating	of 2021 revenue shared across top 25 customers[1]	Targeted FCF conversion	Targeted FCF returned to shareholders

Benefits and operational improvements of new structure

✓ **Maintain Scale**
- Global facilities & supply chain
- Leading engineering and R&D expertise

✓ **Position for evolving customer needs**
- Capitalize on IET and OFSE customer overlap
- Provide solutions across the energy value chain: CCUS, Geothermal, Emissions Mgmt & Digital

✓ **Simplified Org & Flexibility**
- Leaner cost structure, faster decision making
- Efficient capital allocation
- New operational roles for key talent

✓ **Enhances strategic optionality**
- Ability to rapidly execute a new corporate structure as priorities and market conditions evolve

Copyright 2022 Baker Hughes Company. All rights reserved.

1. Note: calculated from the top 25 customers who have purchased products and services from both IET & OFSE.

Baker Hughes

Production focused portfolio with strong international presence 8 Copyright 2022 Baker Hughes Company. All rights reserved. OFSE Oilfield Services & Equipment Reporting Segments – Revenue TY ‘21 North America $2.8B Latin America $1.2B Europe, Russia/CIS, SSA $1.8B Middle East, Asia $3.7B 29% 13% 19% 39% OFS 2021 REGIONAL REVENUE SPLIT1 $9.5B North America $0.1B Latin America $0.5B Europe, Russia/CIS, SSA $1.0B Middle East, Asia $0.9B 19% 42% $2.5B 35% Production Solutions Subsea & Surface Pressure Systems Well Construction Completions, Intervention & Measurements $3.3B $3.1B $3.1B $2.5B • Artificial Lift Systems • Oilfield & Industrial Chemicals • Subsea Production Systems • Flexible Pipe Systems • Surface Pressure Control OFE 2021 REGIONAL REVENUE SPLIT2 5% • Drilling Services • Drill Bits • Drilling & Completion Fluids • Completions & Well Intervention • Wireline Services • Cementing • International Pressure Pumping 1. Note: OFS revenue splits for 2021. OFS Russia operations sale announced in August 2022, expected to close 2H 2022. OFS Russia revenue was $0.5B in 2021. 2. Note: OFE revenue splits for 2021. OFE Russia revenue was $0.2B in 2021.

OFSE

9

Developing new solutions for current and evolving upstream market

Capitalize on multi-year cycle

Multiple initiatives to capitalize on growth cycle and position for the future:

- Strong upstream spending expected '21-'24
- Leverage strong presence in Middle East, NAM, and offshore
- Evaluate portfolio, rationalize non-strategic products and markets

OFS 2021 REVENUE[1]


39%
Middle East, Asia
29%
North America

Evolving our business models

Moving from selling products to more solutions-based offerings:

Well Construction

- Leading technology integrated into automated and remote operations workflows

Completions, Intervention, and Measurements

- Diverse portfolio of technology to evaluate, intervene and complete

Production Solutions

- Full-scale solutions from Lift, Chemicals, and Surface Pressure Control to smart production integrated solutions



Develop new energy portfolio

Leveraging subsurface to surface portfolio to provide long-term growth in New Energy markets

Geothermal[2]

- Uniquely positioned through subsurface and power generation expertise to be technology partner of choice



CCUS

- Leading CO_2 storage technology provider



Copyright 2022 Baker Hughes Company. All rights reserved.

1. Note: % of OFS Revenues 2021
2. Image of the Mahanagdong geothermal facility which utilizes GreenFire's technology – courtesy of the Energy Development Corporation - the Philippines' largest geothermal producer.

Baker Hughes

OFSE
10

OFSE strategy and execution

Positioned for cyclical upturn and preparing for new energy order

Capitalize on macro tailwinds	• Multiyear upstream cycle to bolster growth • Well positioned in key markets – Middle East, NAM, offshore • Continue to high grade portfolio and geographic footprint, rationalize cost base
Invest in new strategic initiatives	• Build upon current portfolio to develop integrated production solutions • Develop geothermal and carbon storage technologies • Accelerate commercialization of key technologies
Portfolio integration & actions	• Execute at least $60 million in cost out through OFS/OFE integration • Right-size facilities footprint • Fix OFE supply chain • Leverage combined engineering resources • Leverage commercial relationships of OFS • Re-assess SPS strategy

Pathway to 20% EBITDA margins


14%
Volume
Chemicals normalization
Cost synergies
Supply chain & product cost
20%
OFSE 1H'22
OFSE '24-'25

Financial targets

$60+M Cost out in 2023

20% EBITDA

15%[1] ROIC

Copyright 2022 Baker Hughes Company. All rights reserved.

1. Note: ROIC is defined as NOPAT / (non-cash net working capital + PP&E+ Goodwill + Intangibles)

Baker Hughes

IET 11

A broad industrial and energy portfolio

Industrial & Energy Technology Reporting Segments – Revenue TY '21

Gas technology

~65% IET revenue 2021

Equipment
$2.9B

Gas Turbines
- Aeroderivative & heavy-duty gas turbines
- API steam turbines

Compressors
- Centrifugal, axial compressors
- API reciprocating compressors

Services
$2.7B

Services & Aftermarket
- Contractual Service Agreements
- Transactional
- Spares
- Repairs & Upgrades
- Customer training
- Field service engineers

Industrial technology

~35% IET revenue 2021

Condition Monitoring
$0.6B
- Condition monitoring and protection devices
- Advanced machinery diagnostic software solutions

Inspection
$0.9B

Sensing
- Ultrasonic
- Film, radiography remote visual, X-ray

Software & Services
- Pre-commissioning services (pipelines)
- Remote monitoring

Pumps, Valves & Gears
$0.8B
- Centrifugal pumps
- Process, control & safety valves
- Gears and bearings

PSI & Controls
$0.6B
- Flow, gas, moisture (Panametrics)
- Nuclear instrumentation and downhole (Reuter-Stokes)
- Pressure (Druck)
- Nexus Controls[1]

Growth Areas

Climate Technology Solutions
- CCUS
- Hydrogen
- Clean Power Solutions
- Emissions Management
- CO_2 Abatement

NETPOWER, EKONA, CAPTURE, mosaic, Nemesys, Electrochaea, ICS

Industrial Asset Management
- Industrial Equip. Health
- Asset Strategy Management
- Emissions
- Process Optimization

AUGURY, ARMS RELIABILITY, Bently Nevada, BHC3.ai

Copyright 2022 Baker Hughes Company. All rights reserved.

1. Nexus Controls sale announced in July 2022, expected to close 1H 2023.
Note: PSI – Precision Sensors & Instrumentation

Baker Hughes

IET

12

Attractive near-term growth… Gas, Industrial & New Energy

NEAR-TERM DRIVERS

- Services represent ~45% of total IET revenues — **$1.4B** Recurring in 2021
- Double digit top line growth from equipment orders '22-'25 — **$10-11B** Expected orders in '22-'23
- Building off a strong foundation in hydrogen & CCUS … driving orders — **~$200M** New Energy orders in 2022

STRATEGIC PRIORITIES

- Consolidate and operationally improve industrial businesses, focus on driving margin improvement
- Scale up research and investments in new energy portfolio … R&D ~3-4% of revenue
- Develop and commercialize digital capabilities across IET… IAM, outcome based solutions

LNG outlook… strong order growth near-term


~460[1]
420
2021
~150[2]
~40% growth in Gas Tech installed base by '25
FID '17 - 1H'22
~100-125
Driving orders in 2H'22-'25
FID 2H'22 -'23
50+
FID '24 -'25
~800
~600
2030
BKR technology in operation / selected
LNG FIDs '22-'25
Other LNG tech

IET Diversified End Markets – 2021 revenues


Power 4%
Other 2%
Industrial 11%
Upstream O&G 27%
Downstream O&G 14%
$8.5B
LNG / Midstream 42%

Copyright 2022 Baker Hughes Company. All rights reserved.

1. Source: S&P Global Liquefaction Database 08.16.22
2. Note: excludes 28 MTPA of Russian projects under construction

Baker Hughes

IET

13

Energy Transition drives long-term growth

KEY DRIVERS OF GROWTH OUTLOOK

- Significant growth in services revenue
- Commercialize H2 and CCUS investments, driving strong CTS revenue growth
- Leverage current technologies to drive efficiencies and decarbonize industrial sectors
- Leverage IAM investments to expand recurring revenue base

70%+
est. growth in global LNG capacity by ~2030

$6-7B
New Energy orders by 2030

~20%
of global emissions[1]

3x
IAM orders by 2027

INVESTMENT APPROACH FOR HIGH GROWTH AREAS

- Targeting CTS and IAM for long-term growth
- Targeting ~$0.3B-$0.4B of annual R&D across IET to drive new technology commercialization
- Foundational technology investments across existing IET portfolio … efficiency improvements in gas turbine offerings to reduce emissions and target technology cost-out

Driving to double revenues


$8.5B
~35%
~65%
~2X
2021
2030+
Gas Tech
Industrial Tech
CTS
IAM

Copyright 2022 Baker Hughes Company. All rights reserved.

1. Source: S&P Global Inflections Scenario – Energy-related CO2 emissions by sector (before CCS savings) Industrial 2021. 08.22

Baker Hughes

IET 14

IET strategy and execution

Creating a market leader for a net-zero economy

Capitalize on macro tailwinds

- Natural gas leader across value chain, with unrivalled LNG presence
- Leading compression and gas turbine technology, driving differentiation across multiple markets
- Growing installed base and service franchise

Invest in new strategic initiatives

- Growing in industrial markets, leveraging flow control and condition monitoring expertise
- Grow CTS in CCUS, H2, Clean Integrated Power Solutions and Emissions Management
- Develop IAM capabilities for energy and industrial customers

Portfolio integration & actions

- Execute at least $50 million in cost out through TPS/DS integration
- Streamline and re-position supply chain
- Lower cost product design
- Integration of key technologies (Bently Nevada, Inspection)

Pathway to 20% EBITDA margins


16%
IET 2021
Volume/mix
Cost synergies
Supply chain & product design
20%
IET '25-'26

Financial targets

$50+M
Cost out in 2023

20%
EBITDA

20%[1]
ROIC

Copyright 2022 Baker Hughes Company. All rights reserved.

1. Note: ROIC is defined as NOPAT / (non-cash net working capital + PP&E+ Goodwill + Intangibles)

Baker Hughes

FREE CASH FLOW & RETURNS

15

Continued emphasis on free cash flow & returns to shareholders

Delivering on FCF[1] potential


$1.2B
$1.2B
$0.5B
$1.8B

	2018	2019	2020	2021
FCF Conv. %	*43%*	*38%*	*22%*	*68%*
Capital returned	**$3.3B**	**$1.0B**	**$0.7B**	**$1.2B**
%FCF	*269%*	*86%*	*144%*	*65%*

Copyright 2022 Baker Hughes Company. All rights reserved.
1. Note: Free Cash Flow is a non-GAAP measure – see appendix and latest financial disclosures for non-GAAP to GAAP reconciliations

Driving financial returns

- Disciplined investment combined with returning cash to shareholders
- ~$2.1B inorganic investments[1] funded partially through ~$1.3B of disposals[2] proceeds
- Targeting 60-80% of FCF returned to shareholders
- Returned $8B back to shareholders since company formation
- On pace to return ~$1.5B back to shareholders in 2022

1. Includes announced acquisitions of Altus Intervention, AccessESP, BRUSH Group Power Generation and Quest Integrity.
2. Includes announced divestiture of Nexus Controls

Baker Hughes

SUSTAINABILITY 16

Committed to sustainability

Led by our purpose of making energy cleaner, safer, and more efficient for people and the planet


23%
Reduction in Scope 1&2 GHG emissions vs. 2019







DRIVING CARBON FOOTPRINT REDUCTION

Reduction in Baker Hughes Scope 1 and 2 GHG emissions compared to 2019 baseline

- Investing in low carbon energy technologies enabling customer's emissions reduction
- Four new (nine total) categories of Scope 3 emissions reported
- 24% of Baker Hughes electricity comes from renewables or zero-carbon sources
- Launched the "Carbon Out" Program

HEALTH, SAFETY & WELLNESS

Providing a safe and healthy workplace for all

- Our commitment to HSE starts at the highest levels of our company and is embedded throughout all layers of the organization.
- 99 sites certified to ISO 1400 and 270 to ISO 9001
- Increased focus on mental and emotional wellbeing
- Zero substantiated complaints concerning breaches of customer privacy and losses of customer data

COMMITTED TO DIVERSITY, EQUITY AND INCLUSION

Enacting new programs to promote inclusion and diversity

- Expanded reporting of workforce DEI metrics and published a public US EEO-1 report summary
- Updated process to evaluate and reconcile pay equity across the company.
- Established Global DEI Council to increase accountability

ETHICS, COMPLIANCE, AND TRANSPARENCY

Improving external reporting & internal processes

- 92% of all employees completed annual Code of Conduct training,
- 100% of governance-body members received training on anti-corruption

Copyright 2022 Baker Hughes Company. All rights reserved.

Baker Hughes

Restructuring from four product companies into two business segments, improving operations and enhancing future optionality Disciplined investment in new energy and industrial technologies… Lead in climate change Capitalizing on the current multi-year upstream spending cycle and the next wave of LNG investment Prioritizing free cash flow and returning capital to our shareholders 17 Copyright 2022 Baker Hughes Company. All rights reserved. OUR STRATEGIC PURPOSE Committed to creating shareholder value ACTION PLAN TO DELIVER SHAREHOLDER VALUE Create new operational roles for upcoming talent

Appendix 18 Copyright 2021 Baker Hughes Company. All rights reserved.

APPENDIX

19

GAAP to Non-GAAP Reconciliations

($ in millions)

Reconciliation of Cash Flow From Operating Activities to Free Cash Flow

Non-GAAP reconciliation

	TY2017[2]	TY2018	TY2019	1Q2020	2Q2020	3Q2020	4Q2020	TY2020	1Q2021	2Q2021	3Q2021	4Q2021	TY2021	1Q2022	2Q2022	1H2022
Cash flow from operating activities (GAAP)	**(1,028)**	**1,762**	**2,126**	**478**	**230**	**219**	**378**	**1,304**	**678**	**506**	**416**	**773**	**2,374**	**72**	**321**	**393**
Add: cash used in capital expenditures, net of proceeds from disposal of assets	(575)	(537)	(976)	(325)	(167)	(167)	(127)	(787)	(180)	(121)	(111)	(129)	(541)	(177)	(174)	(351)
Free cash flow (Non-GAAP)	**(1,602)**	**1,225**	**1,150**	**152**	**63**	**52**	**250**	**518**	**498**	**385**	**305**	**645**	**1,832**	**(105)**	**147**	**42**

Reconciliation of Operating Income to Adjusted EBITDA and Adjusted EBITDA Margin

Non-GAAP reconciliation

	TY2017[2]	TY2018	TY2019	1Q2020	2Q2020	3Q2020	4Q2020	TY2020	1Q2021	2Q2021	3Q2021	4Q2021	TY2021	1Q2022	2Q2022	1H2022
Revenue	**21,841**	**22,877**	**23,838**	**5,425**	**4,736**	**5,049**	**5,495**	**20,705**	**4,782**	**5,142**	**5,093**	**5,485**	**20,502**	**4,835**	**5,047**	**9,882**
Operating Income (loss) (GAAP)	**(409)**	**701**	**1,074**	**(16,059)**	**(52)**	**(49)**	**182**	**(15,978)**	**164**	**194**	**378**	**574**	**1,310**	**279**	**(25)**	**253**
Less: Merger, Impairment, Restructuring & Other	(1,265)	(691)	(528)	(16,299)	(156)	(283)	(281)	(17,018)	(106)	(139)	(24)	3	(266)	(70)	(402)	(472)
Adjusted Operating Income (Non-GAAP)	**856**	**1,391**	**1,602**	**240**	**104**	**234**	**462**	**1,040**	**270**	**333**	**402**	**571**	**1,576**	**348**	**376**	**725**
Add: Depreciation & Amortization	1,537	1,486	1,418	355	340	315	307	1,317	292	278	262	273	1,105	277	275	551
Adjusted EBITDA (Non-GAAP)	**2,393**	**2,877**	**3,020**	**594**	**444**	**549**	**770**	**2,357**	**562**	**611**	**664**	**844**	**2,681**	**625**	**651**	**1,276**
Adjusted EBITDA Margin (Non-GAAP)[1]	**11.0%**	**12.6%**	**12.7%**	**11.0%**	**9.4%**	**10.9%**	**14.0%**	**11.4%**	**11.7%**	**11.9%**	**13.0%**	**15.4%**	**13.1%**	**12.9%**	**12.9%**	**12.9%**

Copyright 2022 Baker Hughes Company. All rights reserved.

Note: certain columns and rows may not add up due to the use of rounded numbers.
1. Adjusted EBITDA divived by Total Revenue
2. 2017 includes BHGE pre-merger results

Baker Hughes

APPENDIX

20

OFSE and IET GAAP to Non-GAAP Reconciliations

($ in millions)

Reconciliation of Operating Income to Adjusted EBITDA – OFSE

Non-GAAP reconciliation

	TY2017	TY2018	TY2019	1Q2020	2Q2020	3Q2020	4Q2020	TY2020	1Q2021	2Q2021	3Q2021	4Q2021	TY2021	1Q2022	2Q2022	1H2022
OFSE Revenue	**13,022**	**14,258**	**15,809**	**3,851**	**3,106**	**3,034**	**2,993**	**12,984**	**2,827**	**2,995**	**3,021**	**3,185**	**12,028**	**3,017**	**3,230**	**6,247**
OFS Revenue	*10,361*	*11,617*	*12,889*	*3,139*	*2,411*	*2,308*	*2,282*	*10,140*	*2,200*	*2,358*	*2,419*	*2,566*	*9,542*	*2,489*	*2,689*	*5,178*
OFE Revenue	*2,661*	*2,641*	*2,921*	*712*	*696*	*726*	*712*	*2,844*	*628*	*637*	*603*	*619*	*2,486*	*528*	*541*	*1,070*
OFSE Operating Income (loss) (GAAP)	**317**	**785**	**972**	**198**	**31**	**112**	**165**	**506**	**147**	**199**	**204**	**280**	**830**	**213**	**249**	**461**
OFS Operating Income	*292*	*785*	*917*	*206*	*46*	*93*	*142*	*487*	*143*	*171*	*190*	*256*	*761*	*221*	*261*	*482*
OFE Operating Income	*26*	*0*	*55*	*(8)*	*(14)*	*19*	*23*	*19*	*4*	*28*	*14*	*23*	*69*	*(8)*	*(12)*	*(20)*
Add: OFSE Depreciation & Amortization	**1,211**	**1,176**	**1,160**	**294**	**282**	**252**	**244**	**1,072**	**233**	**221**	**205**	**215**	**874**	**222**	**221**	**443**
OFS Depreciation & Amortization	1,024	1,003	985	249	248	217	211	926	201	195	183	193	771	201	201	402
OFE Depreciation & Amortization	187	173	175	44	34	35	33	146	32	26	22	22	103	21	20	41
OFSE EBITDA (Non-GAAP)	**1,528**	**1,957**	**2,132**	**492**	**313**	**364**	**409**	**1,578**	**380**	**420**	**409**	**495**	**1,704**	**434**	**470**	**904**
OFS EBITDA	*1,316*	*1,785*	*1,902*	*456*	*293*	*310*	*353*	*1,412*	*344*	*366*	*373*	*449*	*1,532*	*422*	*462*	*884*
OFE EBITDA	*213*	*173*	*230*	*36*	*20*	*54*	*56*	*166*	*37*	*53*	*36*	*46*	*172*	*13*	*8*	*20*

Reconciliation of Operating Income to Adjusted EBITDA – IET

Non-GAAP reconciliation

	TY2017	TY2018	TY2019	1Q2020	2Q2020	3Q2020	4Q2020	TY2020	1Q2021	2Q2021	3Q2021	4Q2021	TY2021	1Q2022	2Q2022	1H2022
IET Revenue	**8,819**	**8,619**	**8,028**	**1,574**	**1,629**	**2,016**	**2,501**	**7,721**	**1,954**	**2,148**	**2,072**	**2,300**	**8,473**	**1,818**	**1,816**	**3,635**
TPS Revenue	*6,295*	*6,015*	*5,536*	*1,085*	*1,161*	*1,513*	*1,946*	*5,705*	*1,485*	*1,628*	*1,562*	*1,742*	*6,417*	*1,345*	*1,293*	*2,637*
DS Revenue	*2,524*	*2,604*	*2,492*	*489*	*468*	*503*	*556*	*2,015*	*470*	*520*	*510*	*558*	*2,057*	*474*	*524*	*997*
IET Operating Income (loss) (GAAP)	**985**	**1,011**	**1,062**	**163**	**190**	**237**	**408**	**998**	**231**	**245**	**304**	**397**	**1,177**	**241**	**236**	**476**
TPS Operating Income	*665*	*621*	*719*	*134*	*149*	*191*	*332*	*805*	*207*	*220*	*278*	*346*	*1,050*	*226*	*218*	*443*
DS Operating Income	*320*	*390*	*343*	*29*	*41*	*46*	*76*	*193*	*24*	*25*	*26*	*51*	*126*	*15*	*18*	*33*
Add: IET Depreciation & Amortization	**316**	**268**	**219**	**53**	**51**	**57**	**55**	**216**	**52**	**53**	**52**	**52**	**208**	**51**	**49**	**100**
TPS Depreciation & Amortization	174	156	116	28	27	33	31	118	30	30	30	30	120	29	29	58
DS Depreciation & Amortization	142	112	103	25	24	24	25	98	21	22	22	22	88	22	20	41
IET EBITDA (Non-GAAP)	**1,301**	**1,279**	**1,281**	**216**	**241**	**293**	**464**	**1,214**	**283**	**297**	**356**	**449**	**1,385**	**291**	**285**	**576**
TPS EBITDA	*839*	*777*	*835*	*161*	*176*	*223*	*362*	*923*	*237*	*250*	*308*	*375*	*1,170*	*255*	*247*	*502*
DS EBITDA	*462*	*502*	*446*	*55*	*65*	*70*	*101*	*291*	*46*	*47*	*48*	*73*	*214*	*37*	*38*	*74*

Baker Hughes

Copyright 2022 Baker Hughes Company. All rights reserved.

Note: certain columns and rows may not add up due to the use of rounded numbers. 2017 includes BHGE pre-merger results